EXHIBIT 24
                                                               ----------


                              POWER OF ATTORNEY

   I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, BONNIE WILKINSON and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) any and all amendments (including supplements and post-effective amendments) to (a) the Registration Statement on Form S-8 of Meritor Automotive, Inc. ("Meritor") (Registration No. 333-35407) registering under the Securities Act of 1933, as amended (the "Securities Act"), securities to be sold under the Company's 1997 Long-Term Incentives Plan, as amended (formerly the Meritor Automotive, Inc. 1997 Long-Term Incentives Plan), and (b) the Registration Statement on Form S-8 of Meritor (Registration No. 333-35403) registering under the Securities Act securities to be sold pursuant to the Company's Savings Plan, as amended (formerly the Meritor Automotive, Inc. Savings Plan), and (2) one or more Registration Statements on Form S-8 or, if required, Form S-3, registering under the Securities Act securities to be sold under (a) the Company's Employee Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. Employee Stock Benefit Plan), (b) the Company's 1998 Stock Benefit Plan, 1988 Stock Benefit Plan, as amended (formerly the Arvin Industries, Inc. 1988 Stock Benefit Plan), (d) the Company's Savings Plan, as amended (formerly the Arvin Industries, Inc. Savings Plan), and (e) the Company's Employee Savings Plan, as amended (formerly the Arvin Industries, Inc. Employee Savings Plan), and any and all amendments (including post-effective amendments) and supplements to such Registration Statements.


              Signature                         Title                                     Date
              ---------                         -----                                     ----
     /s/  Larry D. Yost*                        Chairman of the Board and                 July 10, 2000
     ----------------------                     Chief Executive Officer (principal
     Larry D. Yost                              executive officer)


     /s/  V. William Hunt*                      Vice Chairman and President               July 10, 2000
     ----------------------                     and Director
     V. William Hunt


     /s/  Thomas A. Madden*                     Senior Vice President and                 July 10, 2000
     ----------------------                     Chief Financial Officer (principal
     Thomas A. Madden                           financial officer)





                                                                1








     /s/  William M. Lowe*                      Vice President and Controller             July 10, 2000
     ----------------------                     (principal accounting officer)
     William M. Lowe


                                                Director
     -----------------------------
     Joseph B. Anderson, Jr.


                                                Director
     ----------------------
     Donald R. Beall


     /s/  Steven C. Beering*                    Director                                  July 10, 2000
     ----------------------
     Steven C. Beering


     /s/  Rhonda L. Brooks*                     Director                                  July 10, 2000
     ----------------------
     Rhonda L. Brooks


     /s/  John J. Creedon*                      Director                                  July 10, 2000
     ----------------------
     John J. Creedon


     /s/  Joseph P. Flannery*                   Director                                  July 10, 2000
     ------------------------
     Joseph P. Flannery


     /s/  Robert E. Fowler, Jr.*                Director                                  July 10, 2000
     ---------------------------
     Robert E. Fowler, Jr.


     /s/  William D. George, Jr.*               Director                                  July 10, 2000
     ----------------------------
     William D. George, Jr.


                                                Director
     ------------------------
     Ivan W. Gorr




                                                                2







     /s/  Richard W. Hanselman*                 Director                                  July 10, 2000
     --------------------------
     Richard W. Hanselman


     /s/  Charles H. Harff*                     Director                                  July 10, 2000
     ------------------------
     Charles H. Harff


     /s/  Don J. Kacek*                         Director                                  July 10, 2000
     ------------------------
     Don J. Kacek


     /s/  Victoria B. Jackson*                  Director                                  July 10, 2000
     -------------------------
     Victoria B. Jackson


     /s/  James E. Marley*                      Director                                  July 10, 2000
     ------------------------
     James E. Marley


     /s/  James E. Perella*                     Director                                  July 10, 2000
     ------------------------
     James E. Perella


     /s/  Harold A. Poling*                     Director                                  July 10, 2000
     ------------------------
     Harold A. Poling


     /s/  Martin D. Walker*                     Director                                  July 10, 2000
     ------------------------
     Martin D. Walker















                                      3

